APRIL 16, 2008 FINANCIAL RESULTS 1Q08

1Q08 Financial highlights FINANCIAL RESULTSzx . Earnings of $2.4B on revenue of $17.9Bzx . EPS of $0.68 down 49% from record 1Q07 earningszx . Tier 1 capital remained strong at $89.6B, or 8.3% (estimated) . Credit reserves further strengthened by $2.5B firmwide, of which $1.1B is related to home equity portfoliozx . Investment Bank took markdowns of $2.6B, including markdowns on leveraged lending, prime, Alt-A and subprime mortgageszx . Sale proceeds of $1.5B (pretax) on the sale of Visa shares in initial public offeringzx . Continuing underlying business momentum: . Retail Financial Services grew revenue by 15% . Investment Bank ranked #1 for Global Investment Banking Fees1 and for first time ever, #1 in Global Debt, Equity and Equity-Related2 . Treasury & Securities Services increased earnings 53% . Commercial Banking grew liability balances by 22% and loans by 18% . Asset Management grew assets under management by 13% . Announced the planned acquisition of Bear Stearns on March 16 1 Source: Dealogic 2 Source: Thomson Financial

1Q08 Managed Results1 FINANCIAL RESULTS 1Q08 4Q07 1Q07 4Q07 1Q07 Revenue (FTE)1 $17,898 ($377) ($1,843) (2)% (9)% Credit Costs1 5,105 1,944 3,504 61% 219% Expense2 8,931 (1,789) (1,697) (17)% (16)% Reported Net Income $2,373 ($598) ($2,414) (20)% (50)% Reported EPS $0.68 ($0.18) ($0.66) (21)% (49)% ROE3 8% 10% 17% ROE Net of GW3 12% 15% 27% ROTCE3, 4 13% 17% 30% $ O/(U) O/(U) % $ in millions 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxable-equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $22mm in 4Q07 and $62mm in 1Q07 3 Actual numbers for all periods, not over/under 4 See note 1 on slide 20

Investment Bank

$ in millions			
		$ O/(U)	
	1Q08	4Q07	1Q07
Revenue	$3,011	($161)	($3,243)
Investment Banking Fees	1,206	(451)	(523)
Fixed Income Markets	466	(149)	(2,126)
Equity Markets	976	398	(563)
Credit Portfolio	363	41	(31)
Credit Costs	618	418	555
Expense	2,553	(458)	(1,278)
Net Income	($87)	($211)	($1,627)
Key Statistics[1]			
Overhead Ratio	85%	95%	61%
Comp/Revenue	41%	49%	42%
Allowance for loan losses to average loans	2.55%	1.93%	1.76%
ROE	(2)%	2%	30%
VAR ($mm)[2]	$122	$123	$83

[1] Actual numbers for all periods, not over/under
[2] Average Trading and Credit Portfolio VAR
[3] Source: Dealogic
[4] Source: Thomson Financial

- Net loss of $87mm on revenue of $3.0B, down 52% YoY
- IB fees of $1.2B down 30% YoY, driven primarily by a decline in debt underwriting fees
  - Ranked #1 for total Global Investment Banking Fees[3]; market share grew from 7.2%[3] in 2007 to 7.4%[3] in 1Q08
  - Ranked #1 in Global Debt, Equity and Equity-Related[4] for first time ever
- Fixed Income Markets revenue of $466mm decreased 82% YoY reflecting:
  - Markdowns of $2.6B: $1.2B on prime, Alt-A and subprime mortgages; $1.1B on leveraged lending commitments; $266mm on CDO warehouse and unsold positions
  - All other trading results include record rates & currencies and strong trading results in credit trading, commodities and emerging markets. Mixed results in all other businesses
  - Gain of $662mm from the widening of the firm's credit spread on certain structured liabilities
- Equity Markets revenue of $1.0B down 37% YoY, driven by weak trading results, offset partially by strong client flows and gains of $287mm from the widening of the firm's credit spread on certain structured liabilities
- Credit costs of $618mm were driven by increased allowance, including the impact of the transfer of $4.9B of leveraged lending commitments to the retained loan portfolio

FINANCIAL RESULTS

JPMorganChase

3

Leveraged Lending . Net additional markdown of $1.1B for the quarter on the remaining funded and unfunded commitments of $22.5Bzx . $22.5B of funded and unfunded commitments with gross markdowns in excess of 11% at 3/31/2008 . $26.4B of funded and unfunded commitments at 12/31/2007 . ($2.3B) closed, distributed and other reductions in quarter . $3.3B new commitments . ($4.9B) transferred to held-for-investment . $22.5B of leveraged lending funded and unfunded commitments at 3/31/08 classified as held-for-salezx . Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 3/31/08 FINANCIAL RESULTS Note: $8.0B total commitments at 3/31/08 classified as held-for-investment

FINANCIAL RESULTS Other Investment Bank Risk Topics Mortgage Relatedzx . Prime / Alt-A exposure of $12.8B -markdowns of $1.1B . Prime -securities of $5.6B, mostly AAA-rated and $1.5B of first lien mortgages . Alt-A -securities of $3.5B, mostly AAA-rated and $2.2B of first lien mortgageszx . Subprime exposure of $1.9B — markdowns of $152mm . Exposure is hedged by approximately ($1.6B) of hedges and short positionszx . CMBS exposure of $13.5B . The majority is comprised of loans and securities of which 50% are AAA-rated Collateralized Debt Obligation (“CDO”) Warehouse and Unsold Positionszx . CDO warehouse and unsold positions of $4.4B -markdowns of $266mm . Mostly corporate credit underlying; no subprime Fair value accountingzx . Firm-wide Level 3 assets are expected to increase from 5% to 6%1 of total firm-wide assets in 1Q08 1 Includes assets measured at fair value on a recurring basis and Level 3 held-for-sale loans which are accounted for under LOCOM. These numbers are estimates

Retail Financial Services - Drivers

Key Statistics[1] ($ in billions)

	1Q08	4Q07	1Q07
Regional Banking			
Average Deposits	$214.3	$208.5	$206.5
Checking Accts (mm)	11.1	10.8	10.2
# of Branches	3,146	3,152	3,071
# of ATMs	9,237	9,186	8,560
Investment Sales ($mm)	$4,084	$4,114	$4,783
Home Equity Originations	$6.7	$9.8	$12.7
Avg Home Equity Loans Owned	$95.0	$94.0	$86.3
Avg Mortgage Loans Owned[2,3]	$15.8	$13.7	$8.9
Mortgage Banking			
Mortgage Loan Originations	$47.1	$40.0	$36.1
3rd Party Mortgage Loans Svc'd	$627	$615	$546
Auto			
Auto Originations	$7.2	$5.6	$5.2
Avg Auto Loans and Leases	$45.1	$43.5	$42.5

- Average deposits up 4% YoY
- Branch production statistics YoY:
  - Checking accounts up 9%
  - Credit card sales up 18%
  - Mortgage originations up 39%
  - Investment sales down 15%
- Home equity originations down 47% YoY due to tighter underwriting standards and housing market deterioration
- Mortgage loan originations up 30% YoY
- 3rd party mortgage loans serviced up 15% YoY

[1] Actual numbers for all periods, not over/under
[2] Does not include held-for-sale loans
[3] Reflects primarily subprime mortgage loans owned. As of 3/31/08, $34.3B of held-for-investment prime mortgage loans sourced by RFS are reflected in Corporate for reporting and risk management purposes. The economic benefits of these loans flow to RFS

FINANCIAL RESULTS
JPMorganChase
6

Retail Financial Services

$ in millions

	1Q08	$ O/(U) 4Q07	$ O/(U) 1Q07
Net Interest Income	$3,011	$306	$394
Noninterest Revenue	1,691	(419)	202
Total Revenue	4,702	(113)	596
Credit Costs	2,492	1,441	2,200
Expense	2,570	30	163
Net Income	($227)	($979)	($1,086)
Regional Banking	($433)	($804)	($1,123)
Consumer and Business Banking	545	(17)	37
Loan Portfolio/Other	(978)	(787)	(1,160)
Mortgage Banking	132	(200)	48
Auto Finance	$74	$25	($11)
Key Statistics[1]			
Overhead (excl. CDI)	53%	50%	56%
Net Charge-off Rate[2]	1.71%	1.17%	0.46%
Allowance for Loan Losses to EOP Loans	2.28%	1.46%	0.89%
ROE	(5)%	19%	22%

[1] Actual numbers for all periods, not over/under

[2] The net charge-off rate for 1Q08 and 4Q07 excluded $14mm and $2mm, respectively, of charge-offs related to prime mortgage loans held by Treasury in the Corporate sector

- Net loss of $227mm driven by increased credit costs
- Revenue of $4.7B grew 15% YoY
- Credit costs in 1Q08 include a $1.7B addition to allowance (including $1.1B home equity and $417mm subprime mortgage) and higher net charge-offs across all segments
- Expense growth of 7% YoY reflects higher mortgage production and servicing expense and investments in retail distribution
- Regional Banking net loss of $433mm reflects a significant increase in the provision for credit losses. Net revenue of $3.4B was up 11% YoY, benefiting from higher loan balances, wider loan spreads, increased deposit-related fees and higher deposit balances
- Mortgage Banking net income of $132mm was up 57% YoY driven by increased production revenue
- Auto Finance net income of $74mm declined 13% YoY primarily due to increased credit costs

FINANCIAL RESULTS

JPMorganChase

7

Home Equity FINANCIAL RESULTS Key statisticsJPM 30-day delinquency trend 2.25% 1Q08 4Q07 1Q07 $95.0 $94.8 $87.7 EOP owned portfolio ($B) 2.00% $248 $68 Net charge-offs ($mm) $447 1.75% 1.89% 1.05% 0.32% Net charge-off rate 1.50% 1.25% 1.00% Sep-Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep-Dec-Mar0505 06 060606 07 0707 07 08 Comments on home equity . 1Q08 addition to allowance for loan losses of $1.1B is sufficient to cover annual net chargeoffs of approximately $2.6Bzx . Significant underwriting changes made over the past year include elimination of stated income loans and state/MSA based reductions in maximum CLTVs based on expected housing price trends. Maximum CLTVs now range from 60% to 85% . 2008 originations are expected to be down significantly from 2006-2007 levelszx . High CLTVs continue to perform poorly, exacerbated by housing price declines in key geographies Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property

Subprime Mortgage Subprime mortgage key statistics JPM 30-day delinquency trend 18% EOP owned portfolio ($B)1 $15.8 $15.5 $9.0 1Q08 4Q07 1Q07 15% 12% EOP held-for-sale ($B) —$3.7 9% Net charge-offs ($mm) $149 $71 $20 6% Net charge-off rate 3.82% 2.08% 0.92% 3% 1 Excludes mortgage loans held in the Community Development loan portfolio 0% Subprime Sep-Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep-Dec-Mar05 0506 06 06 0607 07 07 07 08 Comments on subprime mortgage portfolio . 1Q08 addition to allowance for loan losses of $417mm is sufficient to cover annual net chargeoffs of approximately $700mmzx . Portfolio experiencing credit deterioration as a result of risk layering and housing price declineszx . Additional underwriting changes have effectively eliminated new production in the current environment FINANCIAL RESULTS

Prime Mortgage JPM 30-day delinquency trend Prime mortgage portfolio key statistics 1Q08 4Q07 1Q07 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Prime EOP balances in Corporate ($B) $41.1 $36.9 $26.5 EOP balances in RFS ($B) 4.0 3.6 7.4 Total $45.1 $40.5 $33.9 Net charge-offs ($mm) $50 $17 $3 Net charge-off rate 0.48% 0.18% 0.04% Sep-Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep-Dec-Mar050506 06 060607 0707 0708 Comments on prime mortgage portfolio . 1Q08 addition to allowance for loan losses of $256mmzx . Prime mortgage includes1: . $32.1B of jumbo mortgages . $2.6B of Alt-A mortgageszx . Recent underwriting changes for non-conforming loans include: . Eliminated stated income/assets in wholesale and correspondent channels . Reduced maximum allowable CLTVs in all markets and set even tighter CLTV limits in declining home price markets Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property 1 $0.3B jumbo mortgages and $1.2B Alt-A mortgages are in warehouse FINANCIAL RESULTS

Card Services (Managed) [1] Actual numbers for all periods, not over/under $ in millions FINANCI A L R ESU L TS 1Q08 4Q07 1Q07 Revenue $3,904 ($67) $224 Credit Costs 1,670 (118) 441 Expense 1,272 49 31 Net Income $609 -($156) Key Statistics ($B)1 Avg Outstandings $153.6 $151.7 $149.4 EOP Outstandings $150.9 $157.1 $146.6 Charge Volume $85.4 $95.5 $81.3 Net Accts Opened (mm) 3.4 5.3 3.4 Managed Margin 8.34% 8.20% 8.11% Net Charge-Off Rate 4.37% 3.89% 3.57% 30-Day Delinquency Rate 3.66% 3.48% 3.07% ROO (pretax) 2.52% 2.51% 3.28% ROE 17% 17% 22% $ O/(U) . Net income of $609mm down by $156mm, or 20% YoY; decline in results driven by increase in credit costszx . Credit costs up by $441mm, or 36% YoY due to a higher level of charge-offs and an $85mm prior-year reduction of the allowance for loan losseszx . Average outstandings of $153.6B up 3% YoY and 1% QoQzx . Charge volume growth of 5% YoY reflects a 10% increase in sales volume, offset partially by a lower level of balance transfers, the result of more targeted marketing effortszx . Revenue of $3.9B up by $224mm or 6% YoYzx . Managed margin increased to 8.34% from 8.11% YoY and 8.20% in the prior quarterzx . Expense of $1.3B up by $31mm, or 2% YoY, primarily due to higher marketing expense

Commercial Banking [1] Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities $ in millions FINANCI A L R ESU L TS 1Q08 4Q07 1Q07 Revenue $1,067 ($17) $64 Middle Market Banking 706 11 45 Mid-Corporate Banking 207 (32) (5) Real Estate Banking 97 (5) (5) Other 57 9 29 Credit Costs 101 (4) 84 Expense 485 (19) — Net Income $292 $4 ($12) Key Statistics ($B)1 Avg Loans & Leases $68.0 $65.5 $57.7 Avg Liability Balances2 $99.5 $96.7 $81.8 Overhead Ratio 45% 46% 48% Net Charge-Off Rate 0.48% 0.21% (0.01)% Allowance for loan losses to average loans 2.65% 2.66% 2.68% ROE 17% 17% 20% $ O/(U) . Net income of $292mm down 4% YoY driven by an increase in the provision for credit losses, largely offset by higher net revenuezx . Average loans up 18% and liability balances up 22% YoYzx . Revenue of $1.1B up 6% YoY primarily due to higher treasury services and lending revenue, partially offset by lower IB revenuezx . Credit costs reflect higher net chargeoffs, primarily related to residential real estate, the effect of the weakening credit environment and growth in loan balanceszx . Expense relatively flat YoY, with overhead ratio of 45%

Treasury & Securities Services $ in millions 1Q08 4Q07 1Q07 $ O/(U) Revenue $1,913 Treasury Services 813 Worldwide Securities Svcs 1,100 Expense 1,228 Net Income Key Statistics1 Avg Liability Balances ($B)2 Assets under Custody ($T) $254.4 $15.7 $403 Pretax Margin 34% ROE 46% TSS Firmwide Revenue $2,598 TS Firmwide Revenue $1,498 TSS Firmwide Avg Liab Bal ($B)2 $353.8 FINANCIAL RESULTS 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities ($17) (11) (6) 6 ($19) $250.6 $15.9 35% 56% $2,636 $1,530 $347.4 $387 124 263 153 $140 $210.6 $14.7 27% 36% $2,142 $1,305 $292.4zx . Net income of $403mm up 53% YoY . Pretax margin of 34% . Liability balances up 21% YoYzx . Assets under custody up 7% YoYzx . Revenue up 25% YoY driven by: . Double-digit revenue growth in both TS and WSS . Higher client volumes across businesses . WSS benefited from wider spreads in securities lending and foreign exchange driven by recent market conditionszx . Expense up 14% YoY driven by: . Higher expense related to business and volume growth . Investment in new product platforms

Asset Management

$ in millions			
		$ O/(U)	
	1Q08	4Q07	1Q07
Revenue	$1,901	($488)	($3)
Private Bank	655	(58)	95
Institutional	490	(264)	(61)
Retail	466	(174)	(61)
Private Client Services	290	8	24
Credit Costs	16	17	25
Expense	1,323	(236)	88
Net Income	$356	($171)	($69)
Key Statistics ($B)[1]			
Assets under Management	$1,187	$1,193	$1,053
Assets under Supervision	$1,569	$1,572	$1,395
Average Loans[2]	$36.6	$32.6	$25.6
Average Deposits	$68.2	$64.6	$54.8
Pretax Margin	30%	35%	36%
ROE	29%	52%	46%

- Net income of $356mm down 16% YoY and 32% QoQ
  - Pretax margin of 30%
- Revenue of $1.9B flat YoY as the benefit from higher AUM and deposit and loan growth was offset by lower performance fees and lower market valuations for seed capital investments
- Revenue decline of 20% QoQ driven by seasonality in the recognition of performance fees and a decline in AUM due to lower market levels
- Assets under management of $1.2T, up 13% YoY and flat QoQ
  - Net AUM inflows of $47B for 1Q08 and $143B for the past twelve months
  - 1Q08 AUM balances affected by markets
- Continued mixed global investment performance
  - 75% of mutual fund AUM ranked in first or second quartiles over past five years; 73% over past three years; 52% over one year
- Expense up 7% YoY, driven by higher compensation related to increased headcount

[1] Actual numbers for all periods, not over/under
[2] Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Treasury within the Corporate segment

FINANCIAL RESULTS
JPMorganChase
14

Corporate/Private Equity FINANCIAL RESULTS $ in millions 1Q08 4Q07 1Q07 $ O/(U) Private Equity $57 ($299) ($641) Corporate ex. Visa 15 108 44 Visa 955 955 955 $1,027 $778 $396 Net Income1 1 Includes after-tax merger costs of $14mm in 4Q07 and $38mm in 1Q07 Private Equityzx . Private Equity gains of $189mm in 1Q08zx . EOP Private Equity portfolio of $6.6B . Represents 8.3% of common equity less goodwill Corporatezx . Net income of $15mm excluding sale proceeds on Visazx . Sale proceeds of $955mm (after-tax) on the sale of Visa shares in initial public offering

Capital Management / Fortress Balance Sheet $ in billions 1Q08 4Q07 1Q07 Tangible Common Equity1 Common Shareholders’ Equity less Goodwill Tier 1 Capital2 Risk Weighted Assets2 Tier 1 Capital Ratio2 Total Capital Ratio2 Leverage Ratio2 TCE/Managed RWA1,2 $74.0 $71.9 $65.7 $78.0 $72.6 $88.7 $82.5 $1,075.9 $1,051.9 $972.8 8.4% 8.5% 12.5% 12.6% 11.8% 6.0% 6.0% 6.2% 6.8% 6.7% 6.6% $79.9 $89.6 8.3% FINANCIAL RESULTSzx . Strong capital positions with Tier I capital ratio at 8.3% (estimated) . Strong liquidity and funding position . Reserve coverage ratios remain strong: 1Q08 4Q07 1Q07 Allowance for loan losses to loans 1 See note 1 on slide 20 2 Estimated for 1Q08 Consumer ex. Card Card Services Investment Bank Commercial Banking 2.00% 1.23% 0.79% 4.49% 4.04% 3.96% 2.55% 1.93% 1.76% 2.65% 2.66% 2.68%

Bear Stearns Transaction Update . Expect closing by June 30, 2008zx . Increase in capital at closing of approximately $5B +/ . Estimated adjustments to book value include: — Bear Stearns results through closing — Cost of de-leveraging / de-risking the balance sheet — Purchase accounting, restructuring, litigation, etc. . Extraordinary gain will be reflected in 2Q08 resultszx . Ongoing merger costs in second half of 2008zx . Capital ratios will remain strong after Bear Stearns transaction FINANCIAL RESULTS

Bear Stearns Merger Integration Update Execution People Risks FINANCI A L R ESU L TS . Firmwide Merger Integration Office established . Each business area and function represented . Day 1 Integration Plan / Milestones established . 90% complete with acquisition suite selectionzx . Named new IB Management Team for the combined firm . Aiming for next level of announcements by the end of April . Completed people mapping — all 14,000 people tracked to appropriate JPM area . Set up groundbreaking “Talent Network” to help place all employees not offered positions with JPMorgan Chasezx . Aggregated and categorized all market / credit risk positions . Revised risk limits to match appetite . Progress made in hedging / de-risking outsized risk positions for combined firm

2008 Outlook Investment Bank CB . Good market share but lower IB feeszx . Reduced trading expectations for foreseeable futurezx . Strong credit reserves; credit losses are idiosyncratic Retail Financial Services . Solid underlying growthzx . Continued deterioration in home equity, subprime and prime mortgagezx . Good underlying growth . Strong reserves but credit normalizing TSS . Good underlying growth, which includes benefit of recent market conditions AM . Lower revenue given lower markets . Good growth in new assets under managementzx . Private Equity . Results will be volatile by quarter . Low visibilityzx . Corporate . Expect combined net loss to be $50mm — $100mm per quarter in 2008 FINANCIAL RESULTS Card Services Corporate/Private Equity . 2008 losses of 4.50%-5.00% +/-depend on economy and unemploymentzx . Slowing card spend

Notes on non-GAAP financial measures and forward-looking statements FINANCIAL RESULTS This presentation includes non-GAAP financial measures. 1. TCE as used on slide 2 for purposes of a return on tangible common equity and presented as Tangible Common Equity on slide 16 (line 1) is defined as common stockholders’ equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 16 (line 8) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders’ equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm’s capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. 2. Financial results are presented on a managed basis, as such basis is described in the firm’s Annual Report on Form 10-K for the year ended December 31, 2007. 3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made. Forward looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the firm’s Annual Report on Form 10-K for the year ended December 31, 2007 and its March 24, 2008 Current Report on Form 8-K, both filed with the United States Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (http://www.sec.gov). Additional Information In connection with the proposed merger with The Bear Stearns Companies Inc (Bear Stearns), JPMorgan Chase has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. Bear Stearns will mail the definitive proxy statement/prospectus, when it becomes available, to its stockholders. JPMorgan Chase and Bear Stearns urge investors and security holders to read the definitive proxy statement/prospectus, when it becomes available, because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from JPMorgan Chase’s website (www.jpmorganchase.com) under the tab “Investor Relations,” then under the heading “Financial Information,” then under the item “SEC Filings,” and then under the item “Display all of the above SEC filings.” You may also obtain these documents, free of charge, from Bear Stearns’s website (www.bearstearns.com) under the heading “Investor Relations” and then under the tab “SEC Filings.” JPMorgan Chase, Bear Stearns and their respective directors, executive officers and certain other members of management and employees may solicit proxies from Bear Stearns stockholders in favor of the merger. Information regarding the perso ns who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger will be set forth in the definitive proxy statement/prospectus filed with the SEC. You can find information about JPMorgan Chase’s executive officers and directors in its proxy statement filed with the SEC on March 31, 2008. You can find information about Bear Stearns’s executive officers and directors in the amendment to its Annual Report on Form 10-K filed with the SEC on March 31, 2008. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns using the contact information above.